Exhibit 99.1

Wells Fargo Conference December, 2009 Growing Forward

This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS - FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2009 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations Long-term Strategy

Strategy Underway Authorized ROE = 10.7% NOLs and AMT credits Self funded No equity near term Avoids dilution Diversified investment leads to rate base and earnings growth. Enabling Energy Law & Regulation "File & Implement" Forward test years Sales decoupling "UA" tracker Certificate of Need "ROA" cap Renewable energy Energy optimization Annual rate cases Smaller Simpler Investment Risk Mitigation Return Desired Reliability Customer satisfaction Affordable Cost reductions Fuel cost savings Efficiency Customer value Adds jobs

Michigan Energy Law Law balances need for regulatory certainty with customer interests. File and implement ratemaking with forward test year Rate deskewing - over 5 years Cap on choice - 10% of load Certificate of Necessity Renewables - 10% by 2015 Energy efficiency - sales reduction targets

Regulatory Timeline Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb- 09 Mar-09 2009 2010 Energy law balances need for regulatory certainty with customer interests. February May June September November December May June Electric Rate Case U-15645 Self implemented $179 mil Final order $139 mil New Gas General Rate Case U-15986 New Gas General Rate Case U-15986 New Gas General Rate Case U-15986 New Gas General Rate Case U-15986 Filed $114 mil Self implemented $89 mil Final Order Renewable Energy Plan (10% by 2015) Filed Final Order Implemented Surcharge $79 mil Energy Optimization Plan Filed Final Order Implemented Surcharge $91 mil (5.5% electric by 2015) (5.5% electric by 2015) (5.5% electric by 2015) (5.5% electric by 2015) New Electric Rate Case New Electric Rate Case New Electric Rate Case New Electric Rate Case File Self implement ? ? ? ?

base 1 base 2 base 3 Clean Coal Plant AMI Renewables Electric Reliability and Other Gas Compression and Pipeline 0.41 0.07 0.15 0.08 0.1 0.05 0.09 0.05 Utility Investment Plan Diversified investment program that maximizes customer value while meeting regulatory requirements. Base Capital 63% Maintenance 41% Customer Growth 7% Clean Air 15% 2009-2013 Criteria $6.3 billion Regulation and safety requirements Customer savings O&M cost reductions Fuel cost reduction Efficiency increases and customer value Customer service and dependability Reliability improvement Customer satisfaction

Balanced Energy Plan Summary Extensive analysis of alternatives and risks Diverse and balanced plan Meets 10% renewable portfolio standard by 2015 Meets energy efficiency target of 5.5% by 2015 Includes demand management programs Purchase of Zeeland natural gas plant Build new clean coal facility Renewables (Nominal) Energy Efficiency and Demand Management Clean Coal Gas Combined Cycle 32 31 18 19 New Resources 2008 - 2018 New generation from diversified "fuel" sources.

Advanced Metering Infrastructure (AMI) Program 75% Field environment communications 5% Data backhaul communications 20% SAP and other core business systems Billing Customer Information Outage Management Work and Asset Management Enterprise Applications (c) 2008 Consumers Energy Company MDM/MDUS Allows us to ensure system and technology are right before spending 80% of program cost.

Renewable Energy Growth - Primarily Wind Capital investment $1.2 billion by 2017 Over 52,000 acres of wind easements Collecting meteorological data at the sites Signed PPA for 9.4 Mw renewables in August RFP for larger projects due December 2009 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Voluntary Green Generation Program 71 71 71 71 71 71 71 71 71 71 71 State Renewables Standard 200 200 350 500 500 900 900 150 MW 400 MW State RPS of 10% planned to be met through existing renewables plus 50% build 50% PPA for new renewable sources. Potential federal RPS might require additional capacity by 2020. Status Wind Build & PPA MW 200 MW 150 MW

2008 2009 2010 2011 2012 2013 Depreciation 7.851 8.729 8.398 7.756 7.421 6.945 6.412 Maintenance 0.574 1.132 1.644 2.117 2.616 Customer growth 0.077 0.156 0.244 0.337 0.431 Environmental 0.057 0.19 0.341 0.501 0.797 Zeeland plant 0.481 0.481 0.481 0.481 0.481 Gas compression and pipelines 0.064 0.143 0.211 0.279 0.342 Electric reliability and other 0.022 0.077 0.137 0.254 0.444 Renewables 0.005 0.023 0.039 0.122 0.26 AMI 0.006 0.011 0.019 0.095 0.348 Clean coal plant 0.029 0.096 0.238 0.408 0.556 7% Utility Growth Rate Base a Bils $ Present Rate Base 2008 2009 2010 2011 2012 2013 Average Rate Base (bils) $9.2 $9.6 $10.3 $11.1 $12.2 New investment based on balancing responsible rate increases, healthy capital structure, as well as earnings and cash flow growth. 0 Investment 2009-13 (mils) Base capital $ 3,950 Choices in Plan Clean coal plant $ 530 ? AMI 620 Renewables 310 Electric reliability and other 550 Gas compression and pipelines 340 Total Choices in Plan $ 2,350 Total Capital 2009-13 $ 6,300 Examples of Coal Plant Alternative Plant life extensions/new gas generation $200 Accelerated wind investment 250 Reliability 75 Total $525 ? Investment Plan _ _ _ _ _ a Reflects removal of DOE liability from rate base effective May 2009

What Makes CMS Different? State energy law provides framework for growth Diversified Utility investment opportunities boost rate base and EPS Timely regulation minimizes recovery lag Sales decoupling mechanism Uncollectibles tracker Diversified customer base mitigates auto exposure Solid liquidity position NOL and AMT credits avoid need for new equity Track record of predictability Dividend yield and relative stock price discount provide attractive investment opportunity.

Appendix

Recent Regulatory Activities Big Rock Decommissioning - U-15611 Administrative Law Judge issued Proposal for Decision (PFD) on Big Rock decommissioning recommending a net $106 million refund Company filed exceptions - replies to exception due December 18 Electric Rate Case - U-15645 MPSC issued final order on November 2 granting rate increase of $139 million annually. Company self-implementation of $179 million results in refund obligation of $16 million for the 6 month period of time that the self-implemented rates were in effect. Company filed for rehearing on December 4 seeking clarification on decoupling, tree trimming tracker, and rate design issues Appendix 1

Big Rock Point Decommissioning - U15611 Amount ALJ Staff (mils) (mils) Collected during rate freeze $(100) $(100) Interest (50) (2) Excess decommissioning costs 44 44 Potential refund obligation $(106) $(58) MPSC Order possible in early 2010. Proposal for Decision Issues Potential refund up to $106 million Exceptions filed December 4 Replies to exceptions due December 18 Appendix 2

Electric Rate Case - Final Order U-15645 Amount (mils) Self Implemented - May $179 Reduced tree trimming (11) Removed pre-1983 DOE liability from rate base (12) Lower return on equity (12) Other adjustments (5) Final Order - November $139 Completed with Self Implement Key Provisions Sales decoupling mechanism effective December 1 Tracker for uncollectibles ROE unchanged at 10.7% 47.2% common equity ratio (financial) Approved AMI funding for 2008 and 2009 Revenue decoupling mechanism and UA tracker reduce exposure to Michigan economy and weather. Appendix 3

Risk Mitigation through 2008 Energy Law Ratemaking File and implement ratemaking Forward test years Decoupling Uncollectibles tracker Stranded cost recovery Supply Retail open access cap Certificate of Necessity process Renewable energy plan Energy optimization ? ? ? ? ? ? ? Law Implementation ? ? ? ? ? ? ? Law mitigated several key risks. Implementation underway. ? ? Appendix 4

GAS RATE CASE U-15986*
On May 22, 2009, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its gas delivery and transportation rates based on a 12 month ending September 30, 2010 test year. The request seeks authorization to implement a revenue decoupling mechanism and uncollectibles and pension expense tracking mechanisms. On October 22, the Staff filed its position recommending a $63 million increase. The Staff supported a revenue decoupling mechanism exclusive of weather impacts and net customer charge revenues. The Staff’s proposal would allow the Company to file a true-up within 90 days after the rates set in this proceeding have been in effect for 12 months. Staff did not support the Company’s proposed uncollectibles tracking mechanism, however, the Staff has identified a methodology, should the Commission authorize an uncollectibles tracking mechanism. On October 16, the Company filed a tariff sheet supporting the $89 million revenue increase the Company intends to self implement on November 19. If the self-implemented amount exceeds the amount awarded by the Commission in the final order, the difference would be subject to refund.

	Company		MPSC
	Self	MPSC	Staff
Item	Implement	Staff	B/(W)	Explanation of Variance
	(mils)	(mils)	(mils)
1. O&M	$17	$1	$(16)	Uncollectible accounts expense: $(12)
				Manufactured Gas Plant Amortization: $(4) (1)

2. Sales	41	35	(6)	Miscellaneous revenues: $(6)

3. Investment	23	27	4	Manufactured Gas Plant Amortization: $4 (1)

4. Cost of Capital	8	0	(8)	Lower Return on Equity: $(6) (10.70% vs. 11.00%)
				Lower debt costs: $(1)
				Lower equity ratio: $(1)

Total	$89	$63	$26

(1)	The Staff classifies Manufactured Gas Plant amortization as depreciation while the Company classifies it as other O&M

Ratemaking	Existing	Consumers Filing	MPSC
Capital Structure	(U-15506)	Percent of Total	Staff
Long Term Debt	42.71%	43.43%	43.58%
Short Term Debt	0.66	0.58	0.34
Preferred Stock	0.49	0.46	0.46
Common Equity	41.78	41.07 (1)	40.78
Deferred Taxes	12.94	13.17	13.30
JDITC/Other	1.42	1.29	1.54

	100.00%	100.00%	100.00%

Rate Base and Return	Existing	Consumers	MPSC
Percentage	(U-15506)	Self Implement	Staff
Rate Base ($ billions)	$2.52	$2.76	$2.75
Return on Rate Base	7.03%	7.28%	7.06%
Return on Equity	10.55	11.00	10.70
GAS RATE CASE SCHEDULE — UPDATED AS OF OCTOBER 23, 2009

Hearing on Proposed Tariffs	October 27, 2009
Rebuttal Testimony	November 16, 2009
Self Implementation Under PA 286	November 19, 2009
Motions to Strike Testimony	December 4, 2009
Cross of all Witnesses	December 14-18, 2009 and January 5-7, 2010
Initial Briefs	January 27, 2010
Reply Briefs	February 10, 2010
PFD Target Date	March 24, 2010
Exceptions	April 7, 2010
Replies to Exceptions	April 21, 2010
Commission Order	May 21, 2010

(1)	Equivalent to 48.34% on financial basis.

*	Gas Rate Case U-15986 can be accessed at the Michigan Public Service Commission’s website. http://efile.mpsc.cis.state.mi.us/efile/gas.html

Appendix-5

GM and New "Green" Announcements New businesses emerging. New Company Business Investment Jobs (mils) A123 Systems Batteries $ 600 5,000 Big 3 Automotive Hybrid Vehicles 400 - Hemlock Semiconductor Polycrystaline Silicon 1,000 300 Johnson Controls Batteries 220 500 KD Advanced Battery Batteries 665 800 LG Chem Batteries 244 440 Suniva Photovoltaics 250 500 United Solar Ovonic Photovoltaics - 350 Xtreme Power and Batteries and Solar Clairvoyant Energy Panels 1,300 4,000 $4,679 11,890 Electric Gas Combination General Motors Motors Liquidation Company New "Green" Facilities Examples of New Announcements GM and New "Green" Facilities Appendix 6

Residential Commercial Industrial Industrial -0.005 -0.01 0.02 Total 0 0 0 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 August Plan 22145 23722 24572 25237 25707 24533 24875 23916 24893 26051 26305 26977 27928 29143 29623 29894 30325 30877 31868 33177 34465 34622 35462 36355 37234 37463 37301 37792 37746 38017 37586 38372 38098 37339 35862 35836 Revised Potential 37339 36000 Electric Sales Trends Electric Sales (weather adjusted) 2010 Sales versus 2009 Sales 0 (7)% Decline over three years ('79 -'82 recession) 2008 2009 (2)% (4)% Sales decline steeper than recession in early 1980s; industrial recovery begins in 2010. 2010 Flat Appendix 7

Electric Customer Base Diversified . . . . Hemlock Semiconductor General Motors Delphi Corporation Pfizer Incorporated Meijer Incorporated State of Michigan Quanex Corporation Packaging Corporation of America Dow Corning Corporation Denso International Percent of 2008 electric gross margin is 3% Top Ten Customers Residential Commercial Autos Industrial Other 0.48 0.33 0.03 0.15 0.01 $1.6 Billion .. . . . "Autos" only 3% of gross margin. 2008 Electric Gross Margin Appendix 8

Customer Value Coal MCV Gas Nuclear Renewables Pumped Storage Oil Purchases 2008 0.32 0.13 0.23 0.08 0.03 0.1 0.05 0.06 Consumers Energy Coal Gas Nuclear Renewables Pumped Storage Oil Purchases 2006 0.52 0.26 0.08 0.01 0.02 0.06 0.05 9,600 MW MISO 125,000 MW Capacity Fuel Mix -- 2008 Diversified fuel mix minimizes risk and optimizes cost. MCV Appendix 9

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
AS OF 10/31/2009

		Maturity	Amount
F/V	S/U	or Call Date	(000’s)	DEBT/ CO
SHORT-TERM DEBT:
F	S	05/15/10	$250,000	4% $250MM FMBs (CECo)
F	S	06/15/10	30,000	3.375% Fixed PCRBs (CECo)
F	S	06/15/10	27,900	4.25% PCRBs (CECo)
F	U	08/01/10	67,291	7.75% Sr Unsec Notes (CMS)
F	U	SHORT-TERM	140,000	*3.375% Convertible Sr Notes Put Date (CMS)

			$515,191

LONG-TERM DEBT:

F	U	04/15/11	$213,653	8.5% Sr Notes (CMS)
F	U	12/01/11	287,500	*2.875% Convertible Sr Unsec Notes Put Date (CMS)

			$501,153
F	U	02/01/12	$150,000	6.3% Senior Notes (CMS)
F	S	02/15/12	300,000	5% Series L FMBs (CECo)

			$450,000
V	U	01/15/13	$150,000	Floating Rate Sr Notes (CMS)
F	S	04/15/13	375,000	5.375% Series B FMBs (CECo)

			$525,000
F	S	02/15/14	$200,000	6% FMBs (CECo)
F	U	06/15/14	172,500	5.5% Convertible Sr Notes Put Date (CMS)
F	S	03/15/15	225,000	5% FMBs Series N (CECo)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
F	S	08/15/16	350,000	5.5% Series M FMBs (CECo)
F	S	02/15/17	250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
F	S	03/15/19	350,000	6.125% FMBs (CECo)
F	U	06/15/19	300,000	8.75% Sr Notes (CMS)
F	S	09/15/19	500,000	6.70% FMBs (CECo)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	U	07/15/27	34,002	QUIPS 7.75%(CMS) Pref Sec **
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	04/15/35	138,592	5.65% FMBs IQ Notes (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)

			$3,902,794
			$5,894,138

			$5,860,136	TOTAL EXCLUDING PREFERRED SECURITIES

		Various Maturity Dates/No Maturity Date Available:
			$243,532	CECo Securitization Bonds after 10/20/09 payment
			215,194	CECo Capital lease rental commitments as of 09/30/09
			608	Enterprises (Genesee) Capital lease rental commitments as of 09/30/09
			162,775	CECo DOE Liability as of 10/31/09
			163,404	EnerBank Discount Brokered CDs as of 09/30/09 (CMS)
			(40,103)	CMS Net unamortized discount as of 09/30/09
			(5,186)	CECo Net unamortized discount as of 09/30/09
			69,245	CMS Enterprises Debt (Long-Term & Short-Term) as of 09/30/09

			$6,703,607	GRAND TOTAL INCLUDING CMS ENERGY, CONSUMERS & OTHER CMS ENTERPRISES SUBSIDIARIES, INCLUDING PREFERRED SECURITIES

*	Date that issue can be put to the Company is used instead of maturity date

**	Includes subordinated notes amounts associated with preferred securities. Principal amount of QUIPS: $28.6665MM Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured

Appendix-10

Tax Sharing Year-End Actual Estimate 2008 2009 2010 (bils) (bils) (bils) Gross NOL carry forwards $ 1.3 $ 1.1 $ .5 Net NOL cash benefit at 35% $ .4 $ .4 $ .2 Credit carry forwards .3 .3 .3 Remaining cash benefit $ .7 $ .7 $ .5 Appendix 11

Michigan Public Service Commission Name Title Affiliation Affiliation Date Appointed Term Ends Orjiakor Isiogu Chairman Democrat Democrat September 2007 July 2013 Monica Martinez Commissioner Democrat Democrat July 2005 July 2011 Greg White a Commissioner Independent Independent December 2009 July 2015 Appendix 12 _ _ _ _ _ a Appointed by Governor to replace Steven Transeth, whose term expired. Appointment subject to Senate approval. White served as MPSC legislative liaison; has been with the MPSC for 22 years.